UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22444

Western Asset High Yield Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2018

WESTERN ASSET

HIGH YIELD DEFINED

OPPORTUNITY FUND INC. (HYI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed-income securities with varying maturities. Corporate securities include those securities that are issued or originated by U.S. or foreign public or private corporations and other business entities.

The Fund has a limited term and as a fundamental policy intends to liquidate and distribute substantially all of its net assets to stockholders after making appropriate provisions for any liabilities of the Fund on or about September 30, 2025.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Yield Defined Opportunity Fund Inc. for the twelve-month reporting period ended May 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 29, 2018

II	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended May 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 3.1% and 3.2% during the second and third quarters of 2017, respectively. GDP growth then moderated to 2.9% for the fourth quarter of the year. Finally, the U.S. Department of Commerce’s final reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.0%. More modest GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by a smaller decrease in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on May 31, 2018, the unemployment rate was 3.8%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since April 2000. The percentage of longer-term unemployed declined during the reporting period. In May 2018, 19.4% of Americans looking for a job had been out of work for more than six months, versus 24.3% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rateiii, three times during the reporting period. The first occurrence took place on June 14, 2017, as the Fed raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018 — after the reporting period ended — the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 29, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset High Yield Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset High Yield Defined Opportunity Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. We believe the extensive credit research and security selection expertise of Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, will be key factors in driving Fund performance.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed-income securities with varying maturities. Currently, the Fund focuses on lower-quality and higher-yielding opportunities in the below investment grade corporate debt markets. Under normal market conditions, the Fund may also invest up to 20% of its net assets in fixed-income securities issued by U.S. or foreign governments, agencies and instrumentalities and/or fixed-income securities that are of investment grade quality. The Fund has a limited term and as a fundamental policy intends to liquidate and distribute substantially all of its net assets to stockholders after making appropriate provisions for any liabilities of the Fund on or about September 30, 2025.

In purchasing securities and other investments for the Fund, Western Asset may take full advantage of the entire range of maturities offered by fixed-income securities and may adjust the average maturity or durationi of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different durations and its expectations of future changes in interest rates. The Fund is also permitted purchases of equity securities (including but not limited to common stock, preferred stock, convertible securities, warrants of U.S. and non-U.S. issuers). The Fund may utilize a variety of derivative instruments primarily for hedging and risk management purposes, although the Fund may also use derivative instruments for investment purposes.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market generated weak results over the twelve-month reporting period ended May 31, 2018. The spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including three interest rate hikes by the Federal Reserve Board (the “Fed”)ii, mixed outlooks for inflation, the signing of the U.S. tax reform bill and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period. The two-year Treasury note began the

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	1

Fund overview (cont’d)

reporting period at 1.28% — equaling its low for the reporting period — and ended the period at 2.40%. The high for the period of 2.59% occurred on May 22, 2018. The ten-year Treasury began the reporting period at 2.21% and ended the period at 2.83%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 3.11% took place on May 17, 2018.

The lower-rated credit market generated positive results during the reporting period. The market was supported by corporate profits that often exceeded expectations and overall solid investor demand. As is often the case in a rising interest rate environment, the credit market outperformed equal-duration Treasuries. This occurred as the global economy continued to expand, resulting in better earnings results and relatively low defaults.

All told, the Bloomberg Barclays U.S. Aggregate Indexiii, returned -0.37% for the twelve months ended May 31, 2018. Comparatively, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv gained 2.35%. During this period, as measured by the high yield index, lower-quality CCC-rated bonds significantly outperformed higher-quality BB-rated securities, returning 5.06% and 2.41%, respectively. Elsewhere, emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v, returned -1.71% for the twelve months ended May 31, 2018.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by decreasing its allocation to lower rated CCC securities. Meanwhile, we increased the Fund’s exposure to securities rated B and BB. Our strategy to reduce the Fund’s risk exposure was not driven by a concern that the current credit cycle was turning negative, but rather that valuations have compressed to the point where, in our view, maintaining an elevated level of risk was unwarranted. From a sector perspective, we reduced the Fund’s overall exposure to the Consumer Non-Cyclicals1 sector. Within the sector, we pared the Fund’s allocation to the food & beverage industry, while adding to the Fund’s pharmaceuticals position. We also reduced the Fund’s exposure to the Basic Industry2 sector by paring the Fund’s allocation to the metals & mining industry. Conversely, we increased the Fund’s position in the Communications3 sector by adding to its positions in cable/satellite and wirelines.

In January 2018, we increased the Fund’s exposure to floating rate senior secured term loans to take advantage of the potential increase in short-term interest rates. From a regional perspective, we increased the Fund’s allocation to emerging markets. We believed emerging markets would perform well as developing market growth had increased and commodities continued to

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food & Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[2]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[3]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

2	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

stabilize and move higher. It is worth noting, however, that this increase in exposure was not rewarded as volatility picked up during the latter part of the reporting period. Negatively impacting emerging markets were concerns surrounding a stronger U.S. dollar, trade wars and China’s growth rate.

The Fund employed currency forwards which were utilized to hedge its currency exposure. They were additive for performance during the reporting period.

Performance review

For the twelve months ended May 31, 2018, Western Asset High Yield Defined Opportunity Fund Inc. returned 2.20% based on its net asset value (“NAV”)vi and 1.45% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Componentvii and the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Componentviii, returned 2.41% and 5.06%, respectively, for the same period. The Lipper High Yield Closed-End Funds Category Averageix returned 1.93% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.12 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2018
Price Per Share	12-Month Total Return**
$16.18 (NAV)	2.20	%†
$14.55 (Market Price)	1.45	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was the Fund’s positioning in a number of sectors. An overweight to the Energy sector was additive for results, as it was one of the top performing sectors. The sector was buoyed by rising oil prices, as West Texas Intermediate (“WTI”) crude oil rose approximately 30% during the reporting period. In particular, the Fund’s overweight positions in Oasis Petroleum, Continental Resources, Berry Petroleum, Chesapeake Energy, Petrobras and pipeline and storage issuer Williams Companies were positive for

*	For the tax character of distributions paid during the fiscal year ended May 31, 2018, please refer to page 42 of this report.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	3

Fund overview (cont’d)

performance. An overweight to the Financials sector was beneficial given solid fundamental performance and continued balance sheet repair. Overweights in Royal Bank of Scotland, Citigroup and Barclays contributed to results. Lastly, the Fund’s metals & mining industry positioning was rewarded. The industry rose on the back of improving global growth and rising commodity prices. These factors helped the Fund’s overweight positions in Vale Overseas and Freeport-McMoRan outperform during the reporting period.

Other contributors to results included the Fund’s overweight to bank loans, as interest rates moved higher during the reporting period. In addition, overweights to Bossier Casinos Holdco Inc., Valeant Pharmaceuticals International, Inc. and CHS/Community Health were additive to results. Bossier Casinos posted solid fundamental performance and Valeant Pharmaceuticals International continued to execute on its plan to sell assets, reduce debt and stabilize its fundamental performance, all of which helped send its bonds higher. The Fund effectively traded short-term bonds of distressed rural hospital operator CHS/Community Health during the reporting period. The company has recently moved to extend its maturity profile. Elsewhere, having no position in American Tire was rewarded as it performed very poorly after losing a significant contract.

Q. What were the leading detractors from performance?

A. The Fund underperformed its benchmarks during the reporting. The Fund’s ratings biases were the largest detractor from results. Our decision to reduce the Fund’s exposure to the higher beta, more levered portion of the market (CCC and below rated issuers) and moving to an underweight position was not rewarded. The compensation for lending to lower quality companies has roughly been halved over the past two years and, given how long the current economic expansion has lasted, we felt it was prudent to reduce the Fund’s exposure. The shorter durations typically associated with lower quality assets also helped them to outperform during the reporting period.

An overweight to emerging markets debt detracted from results, as the asset class underperformed developed market high-yield bonds over the reporting period. We felt positive global growth momentum and commodity stabilization would benefit our emerging markets positioning. One example of a detractor from results was the Fund’s Argentinian U.S. dollar-denominated and local debt positions. These were negatively impacted by a crisis of confidence around Argentina’s economic policymaking and mixed signals from the country’s central bank. The Argentinian peso depreciated, sending Argentina’s and several other emerging markets countries’ sovereign and corporate bonds lower. We are maintaining an overweight to emerging markets.

From a sector prospective, an overweight to the Communications sector detracted from results. This sector was very volatile due to several concerns, including mergers and acquisitions (“M&A”) uncertainty and secular trends. Examples of overweight positions that were not rewarded included Dish Network Corp., CenturyLink Inc. and SFR Numericable. Satellite television provider Dish Communications underperformed on longer-term secular concerns and M&A uncertainty. We increased our overweight

4	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

on significantly better valuations and feel the market is missing some key factors that could impact the company. The Fund’s overweight to wireline company CenturyLink Communications was a headwind for returns, as the company posted lackluster fundamental results and acquired another high-yield issuer. We have moved to an underweight position in the name. French cable and wireless provider SFR Numericable underperformed due to uninspiring fundamental results. We increased the Fund’s exposure to secured SFR Numericable bonds on better valuations and given our view that the company can pursue asset sales to deleverage its balance sheet. An underweight to distressed radio company iHeartCommunications Inc. was not rewarded as the company finally entered bankruptcy negotiations and began the restructuring process. The company’s bonds subsequently moved higher off of extremely low levels.

Elsewhere, overweight exposure to Intesa Sanpaolo and PetSmart, Inc. detracted from results. Italian banks, including Intesa Sanpaolo, came under pressure as geopolitical concerns occurred at the end of the reporting period. Pet servicer and retailer PetSmart, Inc. is in the process of transforming its business after the acquisition of online pet retailer Chewy.com, and the company is experiencing higher customer acquisition costs to grow its online presence. While PetSmart’s leverage remains high, it maintains adequate liquidity and recent fundamental results are encouraging. We maintain overweights to both issuers.

Looking for additional information?

The Fund is traded under the symbol “HYI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHYIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Yield Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 29, 2018

RISKS: The Fund is a non-diversified, limited term, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	5

Fund overview (cont’d)

uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in lower-rated high-yield bonds, commonly known as “junk bonds,” which are subject to greater liquidity and credit risk (risk of default) than higher-rated obligations. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed income securities. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic, or regulatory structure of specific countries or regions. These risks are greater in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund.

Portfolio holdings and breakdowns are as of May 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2018 were: Consumer Discretionary (20.8%), Energy (16.8%), Financials (12.9%), Health Care (9.8%) and Telecommunication Services (8.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index and is comprised of B-rated securities included in this index.

viii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index and is comprised of Caa-rated securities included in this index.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2018 and May 31, 2017 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2018

Total Spread Duration
HYI	— 4.26 years
Benchmark	— 3.64 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	9

Effective duration (unaudited)

Interest rate exposure — May 31, 2018

Total Effective Duration
HYI	— 4.10 years
Benchmark	— 3.45 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit

10	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

Schedule of investments

May 31, 2018

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 81.3%
Consumer Discretionary — 16.2%
Auto Components — 0.7%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,060,000	$972,550	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,500,000	1,513,575	(a)
Total Auto Components				2,486,125
Diversified Consumer Services — 2.0%
Carriage Services Inc., Senior	6.625%	6/1/26	1,930,000	1,956,537	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	1,127,000	1,195,184	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000	1,157,463
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	2,060,000	1,950,593	(a)
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	970,000	1,059,725	(a)
Total Diversified Consumer Services				7,319,502
Hotels, Restaurants & Leisure — 2.6%
Bossier Casinos Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/23	1,097,498	1,097,498	(a)(b)(c)(d)
Boyne USA Inc., Secured Notes	7.250%	5/1/25	440,000	459,800	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,490,000	1,558,913
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	1,870,000	1,895,712	(a)
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	500,000	522,500	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	2,090,000	2,045,587	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	880,000	947,109
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	812,000	850,570	(a)
Total Hotels, Restaurants & Leisure				9,377,689
Household Durables — 0.2%
TopBuild Corp., Senior Notes	5.625%	5/1/26	690,000	681,375	(a)
Media — 10.1%
Altice France SA, Senior Secured Bonds	6.000%	5/15/22	1,250,000	1,246,875	(a)
Altice France SA, Senior Secured Bonds	6.250%	5/15/24	2,560,000	2,492,800	(a)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	7,650,000	7,468,312	(a)
Altice Luxembourg SA, Senior Secured Notes	7.750%	5/15/22	8,700,000	8,384,625	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	180,000	168,975	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	3,250,000	3,022,500	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	207,000	172,783
DISH DBS Corp., Senior Notes	7.750%	7/1/26	9,018,000	7,823,115
Meredith Corp., Senior Notes	6.875%	2/1/26	790,000	799,875	(a)
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	550,000	574,033

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	11

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	554,000	$569,235	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	1,850,000	1,697,375	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,260,000	1,282,050	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,500,000	1,461,600	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	230,000	218,788	(a)
Total Media				37,382,941
Specialty Retail — 0.4%
Hertz Corp., Senior Notes	5.875%	10/15/20	1,580,000	1,528,966
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	900,000	873,000	(a)
Total Consumer Discretionary				59,649,598
Consumer Staples — 1.0%
Beverages — 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	900,000	903,465	(a)
Food & Staples Retailing — 0.1%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	410,000	362,850	(a)
Food Products — 0.1%
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	500,000	471,250	(a)
Household Products — 0.3%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	570,000	595,650
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	460,000	476,560
Total Household Products				1,072,210
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	820,000	763,625
Total Consumer Staples				3,573,400
Energy — 15.3%
Energy Equipment & Services — 1.2%
Ensco PLC, Senior Notes	7.750%	2/1/26	350,000	334,687
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	440,000	425,700	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,480,000	1,527,212	(a)
Precision Drilling Corp., Senior Notes	7.125%	1/15/26	1,010,000	1,032,725	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	440,000	475,750	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	920,000	779,700
Total Energy Equipment & Services				4,575,774
Oil, Gas & Consumable Fuels — 14.1%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	340,000	364,058

See Notes to Financial Statements.

12	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Berry Petroleum Co. Escrow	—	—	640,000	$0	*(c)(d)(e)
Berry Petroleum Co. Escrow	—	—	1,571,000	0	*(c)(d)(e)
Berry Petroleum Co., LLC, Senior Notes	7.000%	2/15/26	440,000	448,800	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,920,000	1,963,622	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	169,000	170,056
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	450,000	481,500
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	1,110,000	1,162,725
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,960,000	2,013,900
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	3,320,000	3,245,300
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	320,000	302,400
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	890,000	886,663
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	360,000	358,200
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,490,000	1,458,907
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,400,000	1,389,795
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	760,000	756,200	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,500,000	1,439,625
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	2,080,000	1,331,200
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	450,000	431,438	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	980,000	923,650
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	810,000	1,009,621
Magnum Hunter Resources Corp. Escrow	—	—	3,530,000	0	*(c)(d)(e)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	70,000	63,525	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	4,810,000	4,365,075	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	850,000	870,188
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	790,000	932,200	(a)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	2,140,000	2,193,500
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,553,000	1,578,236
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	880,000	878,900	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	340,000	345,899
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	1,000,000	896,500
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	4,540,000	4,219,930
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	570,000	682,575	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	590,000	681,450	(a)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	1,020,000	675,750
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	980,000	1,003,275	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	13

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.125%	2/1/25	500,000	$495,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	500,000	502,970	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	2,310,000	2,176,482	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	2,500,000	2,406,250	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	1,390,000	1,421,275
Williams Cos. Inc., Debentures	7.500%	1/15/31	330,000	399,056
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	680,000	664,788
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	530,000	534,638
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,620,000	1,705,050
WPX Energy Inc., Senior Notes	7.500%	8/1/20	270,000	293,625
WPX Energy Inc., Senior Notes	6.000%	1/15/22	710,000	749,050
WPX Energy Inc., Senior Notes	8.250%	8/1/23	460,000	524,400
WPX Energy Inc., Subordinated Senior Notes	5.750%	6/1/26	400,000	399,744
Total Oil, Gas & Consumable Fuels				51,796,991
Total Energy				56,372,765
Financials — 12.3%
Banks — 7.1%
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	1,120,000	1,190,000	(f)(g)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000	1,805,505	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,950,000	2,119,406
Barclays PLC, Junior Subordinated Bonds (8.250% to 12/15/18 then USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	340,000	347,367	(f)(g)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	810,000	850,500	(a)(f)(g)
CIT Group Inc., Senior Notes	4.125%	3/9/21	400,000	400,500
CIT Group Inc., Senior Notes	5.000%	8/15/22	110,000	112,063
CIT Group Inc., Senior Notes	5.000%	8/1/23	360,000	364,500
CIT Group Inc., Senior Notes	5.250%	3/7/25	550,000	559,625
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	3,080,000	3,145,450	(f)(g)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	660,000	691,350	(a)(f)(g)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,330,000	1,450,631	(a)(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	290,000	294,005	(f)(g)

See Notes to Financial Statements.

14	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 3/30/25 then USD 5 year ICE Swap Rate + 4.368%)	6.375%	3/30/25	860,000		$863,225	(f)(g)
Intesa Sanpaolo SpA, Junior Subordinated Notes (7.000% to 1/19/21 then EUR 5 year Swap Annual + 6.884%)	7.000%	1/19/21	750,000	EUR	912,089	(f)(g)(h)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,060,000		967,750	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	1,330,000		1,222,672	(a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	1,000,000		1,026,250	(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	610,000		661,667	(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes (4.013% to 9/30/27 then 3 mo. USD LIBOR + 2.320%)	4.013%	9/30/27	7,000,000		6,965,000	(f)(g)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	350,000		398,206
Total Banks					26,347,761
Capital Markets — 0.3%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	890,000		934,447
Consumer Finance — 0.6%
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,090,000		2,093,135	(a)
Diversified Financial Services — 4.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	360,000		369,906
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	3,105,000		2,680,981	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	4,723,000		4,463,235	(a)
Garfunkelux Holdco 3 SA, Senior Secured Notes	7.500%	8/1/22	600,000	EUR	713,495	(h)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000		134,005
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,499,093
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	310,000		332,857
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	360,000		343,800	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	2,190,000		2,154,413	(a)
Total Diversified Financial Services					14,691,785
Insurance — 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	550,000		545,875	(a)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	760,000		640,300
Total Insurance					1,186,175
Total Financials					45,253,303

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	15

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 9.7%
Health Care Equipment & Supplies — 0.5%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,190,000		$1,203,388	(a)
IDH Finance PLC, Senior Secured Notes	6.250%	8/15/22	620,000	GBP	760,663	(h)
Total Health Care Equipment & Supplies					1,964,051
Health Care Providers & Services — 3.0%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	540,000		511,650	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	1,369,000		1,430,605	(c)(g)(i)
BioScrip Inc., Senior Notes	8.875%	2/15/21	670,000		646,550
Centene Corp., Senior Notes	5.625%	2/15/21	630,000		648,402
Centene Corp., Senior Notes	6.125%	2/15/24	370,000		389,888
Centene Corp., Senior Notes	4.750%	1/15/25	1,580,000		1,574,075
DaVita Inc., Senior Notes	5.750%	8/15/22	1,400,000		1,430,625
HCA Inc., Debentures	7.500%	11/15/95	1,000,000		987,500
NVA Holdings Inc., Senior Notes	6.875%	4/1/26	870,000		859,386	(a)
Polaris Intermediate Corp., Senior Notes (8.500% PIK)	8.500%	12/1/22	750,000		777,187	(a)(b)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,540,000		1,617,000
Total Health Care Providers & Services					10,872,868
Pharmaceuticals — 6.2%
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	1,615,000		1,407,069	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	5.375%	1/15/23	1,615,000		1,206,728	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	150,000		143,028
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	10,050,000		9,242,450
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	890,000		903,572	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	138,000		140,588	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	780,000		797,550	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	460,000		465,026	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	1,890,000		1,923,453	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	840,000		796,950	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	3,290,000		3,055,587	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	1,400,000		1,470,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	8.500%	1/31/27	770,000		785,881	(a)(j)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	420,000		441,525	(a)
Total Pharmaceuticals					22,779,407
Total Health Care					35,616,326

See Notes to Financial Statements.

16	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 5.4%
Aerospace & Defense — 0.4%
BWX Technologies Inc., Senior Notes	5.375%	7/15/26	680,000	$688,500	(a)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	620,000	635,850	(a)
Total Aerospace & Defense				1,324,350
Air Freight & Logistics — 0.5%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	880,000	904,420	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	810,000	831,019	(a)
Total Air Freight & Logistics				1,735,439
Airlines — 0.2%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	741,403	822,072
Building Products — 0.5%
Standard Industries Inc., Senior Notes	5.375%	11/15/24	1,000,000	987,500	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	940,000	867,150	(a)
Total Building Products				1,854,650
Commercial Services & Supplies — 0.6%
Brink’s Co., Senior Notes	4.625%	10/15/27	880,000	794,200	(a)
CD&R Waterworks Merger Subordinated LLC, Senior Notes	6.125%	8/15/25	450,000	434,250	(a)
Garda World Security Corp., Senior Notes	7.250%	11/15/21	540,000	544,050	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	800,000	566,000
Total Commercial Services & Supplies				2,338,500
Construction & Engineering — 0.2%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	860,000	918,050	(a)
Construction Materials — 0.1%
New Enterprise Stone & Lime Co. Inc., Senior Secured Notes	6.250%	3/15/26	510,000	513,825	(a)
Machinery — 1.7%
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	1,210,000	1,135,887	(a)
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	2,610,000	2,791,317	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	750,000	775,312	(a)
JB Poindexter & Co. Inc., Senior Bonds	7.125%	4/15/26	920,000	938,400	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	639,000	659,768
Total Machinery				6,300,684
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,670,000	1,350,613	(a)
Road & Rail — 0.2%
Flexi-Van Leasing Inc., Secured Notes	10.000%	2/15/23	1,000,000	947,500	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	17

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — 0.1%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	370,000	$362,600	(a)
Transportation — 0.2%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	1,123,240	499,842	(a)(b)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	150,000	120,945	(a)
Total Transportation				620,787
Transportation Infrastructure — 0.3%
BBA U.S. Holdings Inc., Senior Notes	5.375%	5/1/26	1,010,000	1,015,050	(a)
Total Industrials				20,104,120
Information Technology — 2.9%
Internet Software & Services — 1.0%
Match Group Inc., Senior Notes	6.375%	6/1/24	490,000	512,663
Match Group Inc., Senior Notes	5.000%	12/15/27	3,390,000	3,229,483	(a)
Total Internet Software & Services				3,742,146
IT Services — 0.6%
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	2,220,000	2,236,650	(a)
Software — 0.4%
Interface Special Holdings Inc., Senior Notes (19.000% PIK)	19.000%	11/1/23	905,486	520,655	(a)(b)
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	850,000	856,375	(a)
Total Software				1,377,030
Technology Hardware, Storage & Peripherals — 0.9%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	270,000	290,177	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	720,000	708,473
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	2,350,000	2,261,655
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	210,000	197,041
Total Technology Hardware, Storage & Peripherals				3,457,346
Total Information Technology				10,813,172
Materials — 6.8%
Containers & Packaging — 2.2%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	1,830,000	1,875,750	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	830,000	869,425	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	2,180,000	2,141,850	(a)
Berry Global Inc., Secured Notes	4.500%	2/15/26	470,000	440,625	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,280,000	2,519,400
Pactiv LLC, Senior Notes	7.950%	12/15/25	410,000	451,000
Total Containers & Packaging				8,298,050

See Notes to Financial Statements.

18	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 4.6%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	500,000	$531,350	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,130,000	1,223,225	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	410,000	422,300	(a)
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	2,020,000	2,353,300
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	510,000	512,550	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	1,110,000	1,090,575	(a)
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	10,000	9,900
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	450,000	447,750
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	310,000	300,313
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	770,000	829,675
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	380,000	366,229
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,270,000	1,152,525
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	500,000	518,750	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	670,000	706,850	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,202,654	13,530	*(a)(k)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	560,000	568,400	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	1,970,000	2,184,237	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	260,000	269,100
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,220,000	2,501,940
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	750,000	856,875
Total Metals & Mining				16,859,374
Total Materials				25,157,424
Real Estate — 0.9%
Equity Real Estate Investment Trusts (REITs) — 0.3%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	130,000	130,975
CoreCivic Inc., Senior Notes	4.625%	5/1/23	170,000	167,875
GEO Group Inc., Senior Notes	6.000%	4/15/26	810,000	795,825
Total Equity Real Estate Investment Trusts (REITs)				1,094,675
Real Estate Management & Development — 0.6%
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	620,000	585,125	(a)
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	1,820,000	1,722,430	(a)
Total Real Estate Management & Development				2,307,555
Total Real Estate				3,402,230
Telecommunication Services — 8.4%
Diversified Telecommunication Services — 2.8%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	965,000	984,300	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,570,000	1,546,450

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	19

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	1,530,000	$1,621,800	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	430,000	429,463	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	200,000	193,000	(a)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	6,265,000	5,458,381
Total Diversified Telecommunication Services				10,233,394
Wireless Telecommunication Services — 5.6%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	200,000	222,250	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	2,520,000	2,608,200	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	899,000	1,043,964	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	4,288,000	4,116,480
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	130,000	140,237
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,220,000	2,276,499	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	420,000	435,813
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,452,000	1,716,990
Sprint Corp., Senior Notes	7.875%	9/15/23	3,160,000	3,324,320
Sprint Corp., Senior Notes	7.625%	3/1/26	530,000	545,900
VEON Holdings BV, Senior Notes	7.504%	3/1/22	800,000	857,320	(h)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	520,000	557,258	(a)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,730,000	2,917,780	(a)
Total Wireless Telecommunication Services				20,763,011
Total Telecommunication Services				30,996,405
Utilities — 2.4%
Electric Utilities — 1.6%
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	1,260,000	1,664,890
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,060,000	1,328,700
Pampa Energia SA, Senior Notes	7.500%	1/24/27	1,920,000	1,840,224	(a)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,000,000	1,146,250
Total Electric Utilities				5,980,064
Gas Utilities — 0.8%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Bonds	5.750%	3/1/25	1,520,000	1,463,000
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	1,430,000	1,354,925
Total Gas Utilities				2,817,925
Total Utilities				8,797,989
Total Corporate Bonds & Notes (Cost — $285,638,576)				299,736,732

See Notes to Financial Statements.

20	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 1.5%
Consumer Discretionary — 0.9%
Media — 0.9%
DISH Network Corp., Senior Bonds	2.375%	3/15/24	1,905,000	$1,601,829
DISH Network Corp., Senior Bonds	3.375%	8/15/26	350,000	311,262
Liberty Media Corp., Senior Debentures	2.125%	3/31/48	950,000	973,750	(a)
Live Nation Entertainment Inc., Senior Notes	2.500%	3/15/23	580,000	584,138	(a)
Total Consumer Discretionary				3,470,979
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Cheniere Energy Inc., Senior Notes	4.250%	3/15/45	220,000	175,956
Health Care — 0.1%
Pharmaceuticals — 0.1%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	200,000	205,160	(a)
Information Technology — 0.5%
Internet Software & Services — 0.3%
Akamai Technologies Inc., Senior Notes	0.125%	5/1/25	410,000	417,685	(a)
Twitter Inc., Senior Bonds	1.000%	9/15/21	620,000	585,519
Total Internet Software & Services				1,003,204
Technology Hardware, Storage & Peripherals — 0.2%
Pure Storage Inc., Senior Notes	0.125%	4/15/23	660,000	696,605	(a)
Total Information Technology				1,699,809
Utilities — 0.0%
Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy Inc., Senior Notes	2.750%	6/1/48	110,000	112,844	(a)
Total Convertible Bonds & Notes (Cost — $5,626,910)				5,664,748
Senior Loans — 4.9%
Consumer Discretionary — 3.3%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Term Loan B (1 Week LIBOR + 2.250%)	4.010%	4/6/24	1,985,000	1,990,375	(g)(l)(m)
Hotels, Restaurants & Leisure — 0.2%
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	3.710%	10/25/23	435,114	437,472	(g)(l)(m)
Wyndham Hotels & Resorts Inc., Term Loan B	—	3/28/25	370,000	371,657	(n)
Total Hotels, Restaurants & Leisure				809,129
Media — 0.4%
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.990%	4/30/25	1,354,525	1,359,013	(g)(l)(m)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	21

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 2.2%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.920%	3/11/22	9,424,269	$7,381,220	(g)(l)(m)(n)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	10.170%	6/29/22	900,000	661,500	(c)(g)(l)(m)
Total Specialty Retail				8,042,720
Total Consumer Discretionary				12,201,237
Energy — 0.2%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc. (wind-down lender claim)	—	—	86,049	73,142	*(c)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Term Loan (1 mo. LIBOR + 7.500%)	9.468%	8/23/21	590,000	621,159	(g)(l)(m)
Total Energy				694,301
Industrials — 0.6%
Air Freight & Logistics — 0.3%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.948%	1/15/25	994,987	987,299	(g)(l)(m)
Trading Companies & Distributors — 0.3%
Beacon Roofing Supply Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	4.178%	1/2/25	1,160,000	1,162,175	(g)(l)(m)
Total Industrials				2,149,474
Information Technology — 0.1%
IT Services — 0.1%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.000%)	3.965%	4/26/24	500,000	500,216	(g)(l)(m)
Materials — 0.3%
Containers & Packaging — 0.3%
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.730%	2/5/23	997,475	1,001,272	(g)(l)(m)
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Unitymedia Finance LLC, Term Loan B (1 mo. LIBOR + 2.250%)	4.169%	9/30/25	1,300,000	1,301,015	(g)(l)(m)
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)	9.928%	2/7/23	352,170	361,855	(b)(g)(l)(m)
Total Senior Loans (Cost — $19,235,019)				18,209,370

See Notes to Financial Statements.

22	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 6.7%
Argentina — 2.4%
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	5.283%	6/21/20	56,620,000	ARS	$2,371,420	(g)
Republic of Argentina, Senior Bonds	7.500%	4/22/26	1,500,000		1,480,890
Republic of Argentina, Senior Notes	6.875%	1/26/27	4,660,000		4,407,195
Republic of Argentina, Senior Notes	5.875%	1/11/28	790,000		693,225
Total Argentina					8,952,730
Brazil — 1.0%
Federative Republic of Brazil, Notes	10.000%	1/1/21	566,000	BRL	155,852
Federative Republic of Brazil, Notes	10.000%	1/1/23	8,700,000	BRL	2,310,334
Federative Republic of Brazil, Notes	10.000%	1/1/27	5,376,000	BRL	1,347,220
Total Brazil					3,813,406
Ecuador — 1.3%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	2,050,000		2,145,222	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	290,000		274,413	(h)
Republic of Ecuador, Senior Notes	7.950%	6/20/24	2,630,000		2,488,637	(h)
Total Ecuador					4,908,272
Russia — 1.5%
Russian Federal Bond, Bonds	8.150%	2/3/27	90,000,000	RUB	1,524,495
Russian Federal Bond, Bonds	7.050%	1/19/28	254,690,000	RUB	4,031,840
Total Russia					5,556,335
Uruguay — 0.5%
Republic of Uruguay, Senior Bonds	8.500%	3/15/28	45,940,000	UYU	1,348,680	(h)
Republic of Uruguay, Senior Notes	9.875%	6/20/22	7,870,000	UYU	257,182	(h)
Total Uruguay					1,605,862
Total Sovereign Bonds (Cost — $26,224,027)					24,836,605
U.S. Government & Agency Obligations — 1.1%
U.S. Government Obligations — 1.1%
U.S. Treasury Notes	1.750%	11/30/19	500,000		495,508
U.S. Treasury Notes	1.125%	2/28/21	1,000,000		963,340
U.S. Treasury Notes	2.125%	8/15/21	1,000,000		986,426
U.S. Treasury Notes	1.750%	11/30/21	500,000		486,064
U.S. Treasury Notes	2.375%	1/31/23	500,000		493,887
U.S. Treasury Notes	1.625%	5/31/23	500,000		475,664
Total U.S. Government & Agency Obligations (Cost — $3,894,545)					3,900,889

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	23

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Defined Opportunity Fund Inc.

Security		Shares	Value
Common Stocks — 1.5%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.4%
Bossier Casinos Venture Holdco Inc.		68,957	$1,545,326	*(c)(d)
Energy — 0.9%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc. (Escrow)		46,103	13,001	*(c)(d)
Oil, Gas & Consumable Fuels — 0.9%
Berry Petroleum Co.		143,159	1,735,803	*
Blue Ridge Mountain Resources Inc.		183,339	1,512,547	*(c)(d)
MWO Holdings LLC		442	0	*(c)(d)(e)
Total Oil, Gas & Consumable Fuels			3,248,350
Total Energy			3,261,351
Industrials — 0.0%
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.		2,532	0	*(a)(c)(d)(e)
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC		24,398	542,856	*(c)(d)
Total Common Stocks (Cost — $8,910,473)			5,349,533

	Rate
Convertible Preferred Stocks — 0.4%
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	99,797	1,401,320	(b)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	1,496	21,006	(b)(i)
Total Convertible Preferred Stocks (Cost — $938,979)			1,422,326
Preferred Stocks — 0.6%
Financials — 0.6%
Consumer Finance — 0.6%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%) (Cost — $1,714,353)	8.128%	76,500	1,997,415	(g)
Total Investments before Short-Term Investments (Cost — $352,182,882)			361,117,618
Short-Term Investments — 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $3,313,536)	1.683%	3,313,536	3,313,536
Total Investments — 98.9% (Cost — $355,496,418)			364,431,154
Other Assets in Excess of Liabilities — 1.1%			4,195,428
Total Net Assets — 100.0%			$368,626,582

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

See Notes to Financial Statements.

24	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Value is less than $1.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(i)	Restricted security (See Note 7).

(j)	Securities traded on a when-issued or delayed delivery basis.

(k)	The maturity principal is currently in default as of May 31, 2018.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of May 31, 2018. The interest rate for fully unfunded term loans is to be determined.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
OJSC	— Open Joint Stock Company
PIK	— Payment-in-Kind
RUB	— Russian Ruble
USD	— United States Dollar
UYU	— Uruguayan Peso

At May 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	1,739,521	EUR	1,400,000	Barclays Bank PLC	7/19/18	$97,134
USD	555,779	GBP	388,963	Barclays Bank PLC	7/19/18	37,546
Total						$134,680

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	25

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Defined Opportunity Fund Inc.

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

See Notes to Financial Statements.

26	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

Statement of assets and liabilities

May 31, 2018

Assets:
Investments, at value (Cost — $355,496,418)	$364,431,154
Foreign currency, at value (Cost — $434,177)	362,167
Cash	479,499
Receivable for securities sold	7,048,671
Interest receivable	5,988,180
Unrealized appreciation on forward foreign currency contracts	134,680
Prepaid expenses	10,817
Total Assets	378,455,168

Liabilities:
Payable for securities purchased	7,457,481
Distributions payable	2,016,328
Investment management fee payable	251,713
Directors’ fees payable	7,810
Accrued expenses	95,254
Total Liabilities	9,828,586
Total Net Assets	$368,626,582

Net Assets:
Par value ($0.001 par value, 22,783,370 shares issued and outstanding; 100,000,000 common shares authorized)	$22,783
Paid-in capital in excess of par value	430,805,546
Overdistributed net investment income	(2,251,722)
Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency transactions	(68,903,323)
Net unrealized appreciation on investments, forward foreign currency contracts and foreign currencies	8,953,298
Total Net Assets	$368,626,582

Shares Outstanding	22,783,370

Net Asset Value	$16.18

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	27

Statement of operations

For the Year Ended May 31, 2018

Investment Income:
Interest	$28,308,272
Dividends	224,660
Total Investment Income	28,532,932

Expenses:
Investment management fee (Note 2)	3,044,494
Transfer agent fees	129,987
Directors’ fees	99,393
Legal fees	55,353
Audit and tax fees	52,242
Fund accounting fees	38,417
Shareholder reports	30,214
Stock exchange listing fees	12,501
Custody fees	10,111
Insurance	5,846
Interest expense	901
Miscellaneous expenses	17,242
Total Expenses	3,496,701
Net Investment Income	25,036,231

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(7,165,216)
Forward foreign currency contracts	35,461
Foreign currency transactions	(55,103)
Net Realized Loss	(7,184,858)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(9,482,177)
Forward foreign currency contracts	108,652
Foreign currencies	(110,336)
Change in Net Unrealized Appreciation (Depreciation)	(9,483,861)
Net Loss on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	(16,668,719)
Increase in Net Assets From Operations	$8,367,512

See Notes to Financial Statements.

28	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

Statements of changes in net assets

For the Year Ended May 31, 2018, the Period Ended May 31, 2017 and the Year Ended August 31, 2016	2018	2017†	2016

Operations:
Net investment income	$25,036,231	$20,041,259	$29,203,514
Net realized loss	(7,184,858)	(1,957,750)	(32,688,348)
Change in net unrealized appreciation (depreciation)	(9,483,861)	14,113,012	22,059,037
Increase in Net Assets From Operations	8,367,512	32,196,521	18,574,203

Distributions to Shareholders From (Note 1):
Net investment income	(25,528,765)	(21,393,583)	(30,074,048)
Decrease in Net Assets From Distributions to Shareholders	(25,528,765)	(21,393,583)	(30,074,048)
Increase (Decrease) in Net Assets	(17,161,253)	10,802,938	(11,499,845)

Net Assets:
Beginning of year	385,787,835	374,984,897	386,484,742
End of year*	$368,626,582	$385,787,835	$374,984,897
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(2,251,722)	$(1,710,073)	$639,682

†	For the period September 1, 2016 through May 31, 2017.

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	29

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2018[1]	2017[1,2]	2016[1,3]	2015[1,3]	2014[1,3]	2013[1,3]

Net asset value, beginning of year	$16.93	$16.46	$16.96	$19.38	$19.02	$18.36

Income (loss) from operations:
Net investment income	1.10	0.88	1.28	1.30	1.38	1.49
Net realized and unrealized gain (loss)	(0.73)	0.53	(0.46)	(2.40)	0.44	0.82
Total income (loss) from operations	0.37	1.41	0.82	(1.10)	1.82	2.31

Less distributions from:
Net investment income	(1.12)	(0.94)	(1.32)	(1.32)	(1.37)	(1.63)
Return of capital	—	—	—	—	(0.09)	(0.02)
Total distributions	(1.12)	(0.94)	(1.32)	(1.32)	(1.46)	(1.65)

Net asset value, end of year	$16.18	$16.93	$16.46	$16.96	$19.38	$19.02

Market price, end of year	$14.55	$15.44	$15.32	$14.46	$17.17	$17.65
Total return, based on NAV[4,5]	2.20%	8.82%	5.53%	(5.85)%	9.80%	12.89%
Total return, based on Market Price[6]	1.45%	7.15%	16.17%	(8.51)%	5.54%	(2.25)%

Net assets, end of year (millions)	$369	$386	$375	$386	$442	$433

Ratios to average net assets:
Gross expenses	0.92%	0.91%[7]	0.91%	0.88%	0.89%	0.88%
Net expenses	0.92	0.91 [7]	0.91	0.88	0.89	0.88
Net investment income	6.58	7.06 [7]	8.11	7.18	7.07	7.77

Portfolio turnover rate	88%	62%	70%	58%	42%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 1, 2016 through May 31, 2017.

[3]	For the year ended August 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

See Notes to Financial Statements.

30	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. Corporate securities include those securities that are issued or originated by U.S. or foreign public or private corporations and other business entities. The Fund intends to liquidate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	31

Notes to financial statements (cont’d)

security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

32	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$58,552,100	$1,097,498		$59,649,598
Energy	—	56,372,765	0	*	56,372,765
Health care	—	34,185,721	1,430,605		35,616,326
Other corporate bonds & notes	—	148,098,043	—		148,098,043
Convertible bonds & notes	—	5,664,748	—		5,664,748
Senior loans:
Consumer discretionary	—	11,539,737	661,500		12,201,237
Energy	—	621,159	73,142		694,301
Other senior loans	—	5,313,832	—		5,313,832
Sovereign bonds	—	24,836,605	—		24,836,605
U.S. government & agency obligations	—	3,900,889	—		3,900,889
Common stocks:
Consumer discretionary	—	—	1,545,326		1,545,326
Energy	—	1,735,803	1,525,548		3,261,351
Industrials	—	—	0	*	0	*
Utilities	—	—	542,856		542,856
Convertible preferred stocks	—	1,422,326	—		1,422,326
Preferred stocks	$1,997,415	—	—		1,997,415
Total long-term investments	1,997,415	352,243,728	6,876,475		361,117,618
Short-term investments†	3,313,536	—	—		3,313,536
Total investments	$5,310,951	$352,243,728	$6,876,475		$364,431,154
Other financial instruments:
Forward foreign currency contracts	—	$134,680	—		$134,680
Total	$5,310,951	$352,378,408	$6,876,475		$364,565,834

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	33

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Health Care	Industrials	Materials
Balance as of May 31, 2017	$1,215,851	$174,306		—	$697,876	$0	*
Accrued premiums/discounts	23,835	—		$2,091	1,675	—
Realized gain (loss)(1)	—	(875,275)		—	—	(270)
Change in unrealized appreciation (depreciation)(2)	(23,835)	967,444		73,204	(306)	270
Purchases	152,129	—		1,355,310	—	—
Sales	(270,482)	(266,475)		—	(699,245)	(0)	*
Transfers into Level 3	—	—		—	—	—
Transfers out of Level 3	—	—		—	—	—
Balance as of May 31, 2018	$1,097,498	$0	*	$1,430,605	—	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2018(2)	$(23,835)	—		$73,204	—	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care
Balance as of May 31, 2017	$675,000	$355,959	$1,036,933
Accrued premiums/discounts	573	1,294	316
Realized gain (loss)(1)	—	5,370	5,986
Change in unrealized appreciation (depreciation)(2)	(14,073)	(4,875)	(16,569)
Purchases	—	7,512	—
Sales	—	(365,260)	(1,026,666)
Transfers into Level 3(3)	—	73,142	—
Transfers out of Level 3	—	—	—
Balance as of May 31, 2018	$661,500	$73,142	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2018(2)	$(14,073)	—	—

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials		Materials		Utilities
Balance as of May 31, 2017	$507,524	$1,003,064	$169,575	$0	*	$0	*	—
Accrued premiums/discounts	—	—	—	—		—		—
Realized gain (loss)(1)	—	—	63,314	—		(225,819)		—
Change in unrealized appreciation (depreciation)(2)	1,037,802	78,943	(62,919)	—		225,819		$6,195
Purchases	—	666,797	—	—		—		536,661
Sales	—	—	(169,970)	—		(0)	*	—
Transfers into Level 3(3)	—	1,512,547	—	—		—		—
Transfers out of Level 3(4)	—	(1,735,803)	—	—		—		—
Balance as of May 31, 2018	$1,545,326	$1,525,548	—	$0	*	—		$542,856
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2018(2)	$1,037,802	$(73,991)	—	—		—		$6,195

34	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

	Convertible Preferred Stocks	Total
Investments in Securities (cont’d)	Energy
Balance as of May 31, 2017	$1,277,114	$7,113,202
Accrued premiums/discounts	—	29,784
Realized gain (loss)(1)	—	(1,026,694)
Change in unrealized appreciation (depreciation)(2)	91,192	2,358,292
Purchases	54,020	2,772,429
Sales	—	(2,798,098)
Transfers into Level 3(3)	—	1,585,689
Transfers out of Level 3(4)	(1,422,326)	(3,158,129)
Balance as of May 31, 2018	—	$6,876,475
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2018(2)	—	$1,005,302

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

(2)

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	35

Notes to financial statements (cont’d)

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and

36	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments,

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	37

Notes to financial statements (cont’d)

guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2018, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification

38	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(49,115)	$49,115

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”)

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	39

Notes to financial statements (cont’d)

serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for their services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to 0.56% of the Fund’s average daily net assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$296,812,233	$33,433,947
Sales	298,760,804	37,850,781

At May 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$356,813,849	$22,572,935	$(14,955,630)	$7,617,305
Forward foreign currency contracts	—	134,680	—	134,680

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2018.

40	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$134,680

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$35,461

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$108,652

During the year ended May 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$874,332
Forward foreign currency contracts (to sell)	990,763

†	At May 31, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements(1)	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount(2)
Barclays Bank PLC	$134,680	—	$134,680	—	$134,680

(1)	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

(2)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	41

Notes to financial statements (cont’d)

5. Distributions subsequent to May 31, 2018

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/25/2018	6/1/2018	$0.0885
6/22/2018	7/2/2018	$0.0885
7/20/2018	8/1/2018	$0.0885
8/24/2018	9/4/2018	$0.0885

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended May 31, 2018, the Fund did not repurchase any shares.

7. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 5/31/2018	Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	1,496	2/17	$15,075	$21,006	$14.04	0.01%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$1,369,000	6/17	1,357,401	1,430,605	104.50	0.39
			$1,372,476	$1,451,611

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended May 31 2018, the fiscal period ended May 31, 2017 and the fiscal year ended August 31, 2016, was as follows:

	2018	2017	2016
Distributions paid from:
Ordinary income	$25,528,765	$21,393,583	$30,074,048

As of May 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(67,576,332)
Other book/tax temporary differences(a)	(2,261,282)
Unrealized appreciation (depreciation)(b)	7,635,867
Total accumulated earnings (losses) — net	$(62,201,747)

42	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report	43

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset High Yield Defined Opportunity Fund Inc.

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) as of May 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

July 19, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

44	Western Asset High Yield Defined Opportunity Fund Inc. 2018 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Western Asset High Yield Defined Opportunity Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Consultant and Lecturer; President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Trustee, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

46	Western Asset High Yield Defined Opportunity Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Western Asset High Yield Defined Opportunity Fund Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:

Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	140
Other board memberships held by Director during past five years	None

Additional Officers:

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

48	Western Asset High Yield Defined Opportunity Fund Inc.

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset High Yield Defined Opportunity Fund Inc.	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jennifer S. Berg[3] Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1973
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2018
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2014); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2018); formerly, Vice President of Legg Mason & Co. (2011 to 2014)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2018, year 2019 and year 2020, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[3]	Effective January 1, 2018, Ms. Berg became Treasurer.

50	Western Asset High Yield Defined Opportunity Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset High Yield Defined Opportunity Fund Inc.	51

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

52	Western Asset High Yield Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares decreased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to

Western Asset High Yield Defined Opportunity Fund Inc.	53

Dividend reinvestment plan (unaudited) (cont’d)

comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

54	Western Asset High Yield Defined Opportunity Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2018:

Record date:	6/23/2017	Monthly	Monthly
Payable date:	7/3/2017	August 2017 - December 2017	January 2018 - May 2018
Ordinary income:
Qualified dividend income for individuals	3.56%	3.30%	2.73%
Dividends qualifying for the dividends
received deduction for corporations	1.29%	1.32%	1.44%

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record date:	6/23/2017	Monthly	Monthly
Payable date:	7/3/2017	August 2017 - December 2017	January 2018 - May 2018
Qualified net investment income	63.00%	63.00%	58.00%

Please retain this information for your records.

Western Asset High Yield Defined Opportunity Fund Inc.	55

Western Asset

High Yield Defined Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg*

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2018, Ms. Berg became Treasurer.

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC**

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon (“BNY”)†

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

**	Prior to May 2, 2018, known as Western Asset Management Company.
†	Effective June 11, 2018, BNY became custodian.

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HYI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Yield Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX013977 7/18 SR18-3394

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending May 31, 2017 and May 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,000 in May 31, 2017 and $74,768 in May 31, 2018.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2017 and $6,427 in May 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Yield Defined Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,920 in May 31, 2017 and $4,000 in May 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset High Yield Defined Opportunity Fund Inc. were $0 in May 31, 2017 and $0 in May 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Yield Defined Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Yield Defined Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2017 and May 31, 2018; Tax Fees were 100% and 100% for May 31, 2017 and May 31, 2018; and Other Fees were 100% and 100% for May 31, 2017 and May 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Yield Defined Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Yield Defined Opportunity Fund Inc. during the reporting period were $0 in May 31, 2017 and $562,403 in May 31, 2018.

(h) Yes. Western Asset High Yield Defined Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Yield Defined Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

Western Asset Management Company (and affiliates)

Proxy Voting Policies and Procedures

BACKGROUND An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; formerly, Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of May 31, 2018.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	89	$132.2 billion	None	None
	Other Pooled Vehicles	275	$85.3 billion	6	$1.6 billion
	Other Accounts	596	$199.4 billion	31	$12.6 billion
Michael C. Buchanan ‡	Other Registered Investment Companies	30	$16.5 billion	None	None
	Other Pooled Vehicles	66	$23.3 billion	3	$1.1 billion
	Other Accounts	158	$59.4 billion	12	$4.0 billion
Christopher Kilpatrick ‡	Other Registered Investment Companies	9	$3.6 billion	None	None
	Other Pooled Vehicles	4	$600 million	None	None
	Other Accounts	None	None	None	None

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of May 31, 2018.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	C
Christopher F. Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 25, 2018